Exhibit 24(b)(13):  Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 18th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________________/s/ Patrick D. Lusk_______________________
Patrick D. Lusk
President and Chief Executive Officer

Notary

State of Pennsylvania
County of Chester

On the 18th day of March in the year 2019, before me, the undersigned, personally appeared Patrick D. Lusk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Jacqueline L. Monthei Notary Public (Seal)	Notary Public, State of Pennsylvania No. 1330855 Qualified in Chester County Commission Expires 06/10/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 15th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________________/s/ David P. Wiland_________________________
David P. Wiland
Executive Vice President and Chief Financial Officer

Notary

State of Pennsylvania
County of Chester

On the 15th day of March in the year 2019, before me, the undersigned, personally appeared David P. Wiland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Marie L. Watson Notary Public	/s/ Marie L. Watson Notary Public, State of Pennsylvania (Seal) No. 1330853 Qualified in Chester County Commission Expires 5/13/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 3rd day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________________/s/ Gregory S. Smith________________________
Gregory S. Smith
Senior Vice President and Chief Accounting Officer

Notary

State of Pennsylvania
County of Chester

On the 3rd day of April in the year 2019, before me, the undersigned, personally appeared Gregory S. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Jacqueline L. Monthei Notary Public	Notary Public, State of Pennsylvania (Seal) No. 1330855 Qualified in Chester County Commission Expires 6/10/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________________/s/ Peter C. Aberg_______________________
Peter C. Aberg
Director

Notary

State of New York
County of New York

On the 14 day of March in the year 2019, before me, the undersigned, personally appeared Peter C. Aberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Elizabeth Irene Notary Public	Elizabeth Irene Notary Public, State of New York No. 01IR6224637 Qualified in New York County (Seal) Commission Expires 09/04/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 4th day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________________/s/ Susan L. Gooding_______________________
Susan L. Gooding
Director

Notary

State of Iowa
County of Dallas

On the 4th day of April in the year 2019, before me, the undersigned, personally appeared Susy Gooding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in his capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Barbara L. Farnsworth Notary Public (Seal)	Barbara L. Farnsworth Notary Public, State of Iowa No. 740023 Qualified in Dallas County Commission Expires April 5, 2021

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________________/s/ Daniel G. Kilpatrick_______________________
Daniel G. Kilpatrick
Director

Notary

State of New York
County of New York

On the 14 day of March in the year 2019, before me, the undersigned, personally appeared Daniel G. Kilpatrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Elizabeth Irene Notary Public	Elizabeth Irene Notary Public, State of New York No. 01IR6224637 Qualified in New York County (Seal) Commission Expires 09/04/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________________/s/ Brenna Romando_______________________
Brenna Romando
Director

Notary

State of New York
County of New York

On the 14 day of March in the year 2019, before me, the undersigned, personally appeared Brenna Romando, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Elizabeth Irene Notary Public	Elizabeth Irene Notary Public, State of New York (Seal) No. 01IR6224637 Qualified in New York County Commission Expires 09/04/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________________/s/ Ned Sadaka______________________
Ned Sadaka
Director

Notary

State of New York                                                                                              (Seal)
County of New York

On the 14th day of March in the year 2019, before me, the undersigned, personally appeared Ned Sadaka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Amanda Claudio Notary Public	Amanda Claudio Notary Public, State of New York No. 01CL6381302 Qualified in New York County Commission Expires 10/1/22

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________________/s/ Valay H. Shah______________________
Valay H. Shah
Director

Notary

State of New York
County of New York

On the 14 day of March in the year 2019, before me, the undersigned, personally appeared Valay H. Shah, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Elizabeth Irene Notary Public	Elizabeth Irene Notary Public, State of New York (Seal) No. 01IR6224637 Qualified in New York County Commission Expires 09/04/2022

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-57218	333-101481	333-133944
033-23458	333-28755	333-63692	333-111684	333-196391
033-27766	333-28769	333-66757	333-111685	333-202174
033-34827	333-30180	333-70600	333-111686
033-59261	333-33914	333-90516	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th day of March, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________________/s/ Howard L. Shecter______________________
Howard L. Shecter
Director

Notary

State of New York
County of New York

On the 14 day of March in the year 2019, before me, the undersigned, personally appeared Howard L. Shecter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Elizabeth Irene Notary Public	Elizabeth Irene Notary Public, State of New York (Seal) No. 01IR6224637 Qualified in New York County Commission Expires 09/04/2022